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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 26, 2006

                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)


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                             30 MASSACHUSETTS AVENUE
                       NORTH ANDOVER, MASSACHUSETTS 01845
                                 (978) 725-7500
(Address, including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The current report of registrant on Form 8-K filed January 31, 2006 is hereby amended and restated to read as follows:


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 26, 2006, the Board of Directors of LSB Corporation (the "registrant" or the "Company"), ratified and approved that certain Renewed Rights Agreement between the Company and Computershare Trust Company, N.A., as rights agent (the "Renewed Rights Agreement"). The Renewed Rights Agreement will amend and extend that certain Rights Agreement dated as of December 19, 1996 between Lawrence Savings Bank and State Street Bank and Trust Company, as rights agent, as assumed by the Company in connection with its reorganization as the holding company for Lawrence Savings Bank effective July 1, 2001 (as amended, the "Current Rights Plan") upon expiration of the Current Rights Plan on December 19, 2006. A copy of the Renewed Rights Agreement is attached hereto and incorporated herein by reference as Exhibit 4.1.

On November 17, 2005, the Board of Directors approved the form of the Renewed Rights Agreement with a rights agent to be determined. Also on that date, the Board of Directors declared a dividend distribution of one right (as defined in the Renewed Rights Agreement, a "Right;" collectively, the "Rights") for each share of the Company's Common Stock, $0.10 par value per share, issued and outstanding as of the close of business on December 19, 2006, the expiration date of the Current Rights Plan. For a summary description of the Renewed Rights Agreement and the Rights to be issued thereunder, please see the Company's Registration Statement on Form 8-A filed January 31, 2006, which is incorporated by reference herein.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 26, 2006, the registrant announced in a press release its earnings results for the fourth quarter and fiscal year ended December 31, 2005. A copy of the press release issued by the registrant is furnished as Exhibit 99.1 to this report. The registrant does not intend 2.02 or Exhibit 99.1 to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into any filings of the registrant under the Securities Act of 1933.

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

On January 26, 2006, the Board of Directors approved the Renewed Rights Agreement. The Renewed Rights Agreement is attached hereto and incorporated herein by reference as Exhibit 4.1. For a summary description of the Renewed Rights Agreement and the Rights to be issued thereunder, please see the Company's Registration Statement on Form 8-A filed January 31, 2006, which is incorporated by reference herein.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On January 26, 2006, the Boards of Directors of the registrant and its wholly-owned subsidiary, Lawrence Savings Bank (the "Bank"),

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approved the replacement of John E. Sharland as Chief Financial Officer of the
registrant and the Bank by Diane L, Walker, effective February 7, 2006.

(c) On January 26, 2006, the Boards of Directors of the Company and the Bank approved the appointment of four management positions, as follows:


Michael J. Ecker to the position of Executive Vice President of the Company and Executive Vice President and Chief Lending Officer of the Bank, effective January 30, 2006. Mr. Ecker replaces recently retired Executive Vice President and Chief Lending Officer, Jeffrey W. Leeds. Mr. Ecker will have an annual base salary of $195,000. Mr. Ecker previously served as Senior Vice President of Commercial Lending at Andover Bank (acquired by TD Banknorth in 2001). Mr. Ecker received a Bachelor of Arts in Business Administration with a minor in Civil Engineering from the University of Connecticut and a Master of Arts in Business Administration from Harvard University with emphasis in Finance and Real Estate. See Exhibit 99.2 for a copy of the Company's press release announcing Mr. Ecker's appointment.

Diane L. Walker to the position of Executive Vice President and Chief Financial Officer of the Company and the Bank, effective February 7, 2006. Ms. Walker will have an annual base salary of $145,000. Since 2002, Ms. Walker has performed consulting services for various banking clients including Banknorth, Seacoast Financial Services Corp., Brookline Bancorp, Central Cooperative Bancorp and Lawrence Savings Bank. From 1991 to 2002, Ms. Walker was Vice President and Controller at Andover Bank (acquired by TD Banknorth). Ms. Walker has a Bachelor of Arts in Business Administration from the University of Massachusetts, Amherst.

Stephen B. Jones to the position of Executive Vice President of the Company and Executive Vice President Retail Banking of the Bank, effective February 8, 2006. Mr. Jones will have an annual base salary of $160,000. Mr. Jones worked previously at Fidelity Investments, Grove Bank, LIGHTHOUSEBANK and, most recently, the Provident Bank. Mr. Jones received a Bachelor of Arts in Business Administration from the University of New Hampshire and a Master of Arts from Indiana University with a concentration in marketing in 1977.

Teresa K. Flynn, promoted to the office of Senior Vice President of the Company and the Bank in charge of Human Resources. Ms. Flynn has an annual base salary of $80,000. Ms. Flynn joined the Bank in April 2005 and is an active member of the Society for Human Resource Management. Ms. Flynn previously worked for Andover Public Schools, Brown & Williams Corporation and Au Bon Pain Co. Ms. Flynn received a Bachelor of Arts from Boston University and a Master of Arts from Bentley College.

ITEM 8.01.  OTHER EVENTS

On January 26, 2006, the registrant announced in a press release its quarterly dividend to shareholders for the first quarter of 2006. A copy of the press release issued by the registrant is furnished as Exhibit 99.1 to this report. The registrant does not intent this Item

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8.01 or Exhibit 99.1 to be deemed "filed" for purposes of Section 18 of the
Securities Exchange Act of 1934 or to be incorporated by reference into any filings of the registrant under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are included with this Report:

4.1 Renewed Rights Agreement dated as of November 17, 2005, between LSB Corporation and Computershare Trust Company, N.A., included as Exhibit 4.1 to the current report of the registrant on Form 8-K filed January 31, 2006, and incorporated by reference herein.

99.1 Press Release dated January 26, 2006 -- LSB Corporation Fourth Quarter Results 2005, included as Exhibit 99.1 to the current report of the registrant on Form 8-K filed January 31, 2006, and incorporated by reference herein.

99.2 Press Release dated January 27, 2006 announcing the appointment of Michael
J. Ecker as Executive Vice President and Chief Lending Officer, included as
Exhibit 99.2 to the current report of the registrant on Form 8-K filed January 31, 2006, and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB CORPORATION

DATED: February 21, 2006


By: /s/ Gerald T. Mulligan
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    Gerald T. Mulligan
    President and
    Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.         Description
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4.1                 Renewed Rights Agreement dated as of November 17, 2005,
                    between LSB Corporation and Computershare Trust Company,
                    N.A., included as Exhibit 4.1 to the current report of registrant on Form 8-K filed January 31, 2006, and incorporated by reference herein.

99.1 Press Release dated January 26, 2006 -- LSB Corporation Fourth Quarter Results 2005, included as Exhibit 99.1 to the current report of registrant on Form 8-K filed January 31, 2006, and incorporated by reference herein.

99.2 Press Release dated January 27, 2006 announcing the appointment of Michael J. Ecker as Executive Vice President and Chief Lending Officer, included as Exhibit 99.2 to the current report of registrant on Form 8-K filed January 31, 2006, and incorporated by reference herein.